Exhibit 32.2
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended September 30, 2008 (“Form 10-Q”), I, Peter A. Darbee, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

PETER A. DARBEE
PETER A. DARBEE
President and Chief Executive Officer

November 6, 2008

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended September 30, 2008 (“Form 10-Q”), I, Barbara L. Barcon, Vice President, Finance and Chief Financial Officer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

BARBARA L. BARCON
BARBARA L. BARCON
Vice President, Finance and Chief Financial Officer

November 6, 2008